QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the accompanying Quarterly Report of Green Bankshares, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2007 (the "Report"), I, James E. Adams, Executive Vice President, Chief Financial Officer and Assistant Secretary of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James E. Adams James E. Adams Executive Vice President, Chief Financial Officer and Assistant Secretary

Date: November 7, 2007

QuickLinks

  EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002